SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                         Act of 1934 (Amendment No.____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                                AMERIPRIME FUNDS
                  (Name of Registrant as Specified in Its Charter)


         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)       Title of each class of securities to which transaction applies:
                  ______________________________________________________________

        2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________

        4)       Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------
        5)       Total fee paid:
                  --------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________


         2)       Form, Schedule or Registration Statement No.:
                  ______________________________________________________________


         3)       Filing Party:
                  ______________________________________________________________


         4)       Date Filed:
                  ______________________________________________________________

                            Westcott Technology Fund
                              230 Westcott, Suite 1
                              Houston, Texas 77007

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held mARCH 15, 2002

Dear Shareholders:

     The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Westcott Technology Fund, to be held at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on March 15, 2002 at 10:00 a.m., eastern time, for the following purpose:

     1. Approval of (a) a sub-advisory agreement between Aegis Asset Management, Inc., the Fund's adviser, and Oxford Capital Management, Inc., and (b) approval of a new management agreement between the Trust and Aegis Asset Management, Inc. No fee increase is proposed.

     2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of record at the close of  business  on  February 4, 2002 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees

                                                                /s/

                                                         KENNETH D. TRUMPFHELLER
                                                         Secretary

February 20, 2002



                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.





                            Westcott Technology Fund
                              230 Westcott, Suite 1
                              Houston, Texas 77007

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held March 15, 2002
                                  ------------

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Ameriprime Funds (the "Trust"), on behalf of the Westcott Technology Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092 on March 15, 2002 at 10:00 a.m., eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about February 25, 2002.

     The Fund's adviser, Aegis Asset Management, Inc. ("Aegis"), believes that it will be beneficial to the Fund to hire a sub-adviser (at no additional expense to the Fund) to manage the Fund's portfolio. The shareholders are being asked to approve a sub-advisory agreement between Aegis Asset Management, Inc. and Oxford Capital Management, Inc. In addition, the shareholders are being asked to approve a new management agreement between Ameriprime Funds (on behalf of the Fund) and Aegis Asset Management, Inc. that specifically permits Aegis to hire a sub-adviser.

     A copy of the Fund's most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Robert Chopyak, Treasurer, Ameriprime Funds, at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092 or by calling the Fund at (800) 998-6658.

                                    PROPOSAL

                      APPROVAL OF A SUB-ADVISORY AGREEMENT
                    BETWEEN AEGIS ASSET MANAGEMENT, INC. AND
                         OXFORD CAPITAL MANAGEMENT, Inc.
               AND APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
                   THE TRUST AND AEGIS ASSET MANAGEMENT, INC.

Background

     The shareholders are being asked to approve a sub-advisory agreement between Aegis Asset Management, Inc. ("Aegis") and Oxford Capital Management, Inc. ("Oxford Capital"). The current investment adviser to the Fund, Aegis, has recommended to the Board of Trustees that it engage Oxford Capital as sub-adviser to manage the Fund's portfolio. Aegis believes that Oxford's qualifications for managing the Fund's portfolio are excellent, and that the shareholders of the Fund will benefit from Oxford's extensive experience managing equity portfolios. After review of Oxford Capital's qualifications, the Board has determined to recommend that the shareholders approve a sub-advisory agreement between Aegis and Oxford Capital that will give Oxford Capital the primary responsibility for managing the Fund's portfolio. All sub-advisory fees would be paid by Aegis, not by the Fund.

     The shareholders also are being asked to approve a new management agreement between the Trust, on behalf of the Fund, and Aegis. The current agreement between the Trust and Aegis, as the Fund's investment adviser, is silent with respect to the ability of Aegis to enter into an agreement with a sub-adviser for the management of the Fund. The only material difference between the current agreement and the proposed new agreement is that the new agreement would explicitly permit Aegis to enter into the sub-advisory agreement described above.

     The Board of Trustees has approved the sub-advisory agreement and the new management agreement, subject to shareholder approval. The terms of the new management agreement are substantially similar to the current management agreement, except that the new management agreement will specify that Aegis may enter into sub-advisory agreements with respect to the management of the Fund.

The Sub-Advisory Agreement

     Subject to shareholder approval, Aegis will enter into a sub-advisory agreement with Oxford Capital. Under the proposed sub-advisory agreement, Oxford Capital will receive from Aegis (NOT THE FUND) a sub-advisory fee of 0.50% of the average daily net assets of the Fund.

     The proposed sub-advisory agreement was approved by the Board of Trustees of the Trust on December 4, 2001. The proposed sub-advisory agreement will become effective upon shareholder approval. Oxford Capital will furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash. In connection with purchases or sales of portfolio securities for the Fund, Oxford Capital will arrange for the placing of all orders for the purchase and sale of portfolio securities with brokers or dealers selected by Oxford Capital, subject to review by the Board of Trustees from time to time. Oxford Capital will be responsible for the selection of brokers or dealers and the placing of such orders, and Oxford Capital will at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The sub-advisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval (a) by a vote of a majority (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of the outstanding shares of the Fund or by vote of the Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Board of Trustees who are not parties to the proposed sub-advisory agreement or "interested persons" (as defined in the Investment Company Act) of any party to the proposed sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval.

     The proposed sub-advisory agreement provides that Oxford Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation, a loss resulting from willful misfeasance, bad faith or gross negligence, or a loss resulting from Oxford Capital's reckless disregard of its obligations under the proposed sub-advisory agreement.

     The proposed sub-advisory agreement or the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the proposed sub-advisory agreement is only a summary.

The Current Management Agreement

     Aegis currently serves as the investment adviser to the Fund pursuant to a management agreement, dated September 22, 1999, between the Trust and Aegis. The current agreement was approved by the shareholders of the Fund on December 8, 1999, as the initial agreement for the Fund. The current agreement was renewed by the Board of Trustees of the Trust on September 19, 2001.

     Under the terms of the current agreement, Aegis manages the Fund's investments, subject to the approval of the Board of Trustees, and pays all operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the Trustees who are not affiliated with Aegis or Oxford Capital (the "Independent Trustees") and extraordinary or non-recurring expenses. Under the current agreement, as compensation for Aegis's management services and agreement to pay the Fund's expenses, the Fund pays Aegis an annual fee of 1.70% of its average daily net assets. For the fiscal year ended September 30, 2001, the aggregate amount of the investment advisor's fee paid to Aegis was $24,480. In addition, for the fiscal year ended September 30, 2001, $235 in fees for distribution-related services were paid to Aegis's affiliated broker, Wescott Securities, L.L.C. ("Wescott"). Westcott also executes trades on behalf of the Fund. For the fiscal year ended September 30, 2001, Westcott was paid brokerage commissions of $30,288, or 99% of the Fund's total Fund brokerage commissions.

     The current agreement is silent with respect to the ability of Aegis to enter into sub-advisory agreements with respect to the management of the Fund.

The New Management Agreement.

     Subject to shareholder approval, the Trust will enter into a new management agreement with Aegis. The terms and conditions of the new agreement are substantially identical in all material respects to those of the current agreement, with the exception of the date of execution, effectiveness and
termination   dates,  and  the  express  permission  for  Aegis  to  enter  into sub-advisory agreement(s) regarding the management of the Fund. The new agreement states that delegation of its duties to a sub-adviser will not relieve Aegis from any liability under the new agreement.

     Aegis is also the adviser to the Westcott Large-Cap Value Fund. As of January 1, 2002, the Westcott Large-Cap Value Fund's assets were approximately $5,556,966. For its services as adviser, Aegis receives an annual fee of 1.10% of its average daily net assets.

     The new agreement for the Fund is attached as Exhibit B. You should read the agreement. The description in this Proxy Statement of the new agreement is only a summary.

Information Concerning Aegis Asset Management, Inc.

     Aegis Asset Management, Inc., 230 Westcott, Suite 1, Houston, Texas, 77007 is a registered investment advisory firm organized as a corporation in the State of Texas on January 12, 1993. William S. Kilroy, Jr., owns 85% of Aegis.

     The names, addresses and principal occupations of the principal executive officers and directors of Aegis are set forth below:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name:                           Title:                       Address:                     Principal Occupation:
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Paul B. Jackson                 President, Director          230 Westcott, Suite 1,       Asset Management
                                                             Houston, Texas, 77007
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
William S. Kilroy, Jr.          CEO, Director                230 Westcott, Suite 1,       Asset Management
                                                             Houston, Texas, 77007
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Fred Mecklenburg                Chief Investment Officer,    230 Westcott, Suite 1,       Asset Management
                                Director                     Houston, Texas, 77007
------------------------------- ---------------------------- ---------------------------- ----------------------------

Information Concerning Oxford Capital Management

     Oxford Capital Management, Inc., 606 Baltimore Avenue, Suite 300, Towson, Maryland 21204, is a registered investment advisory firm organized as a corporation in the State of Maryland on May 6, 1983. John G. Danz, Jr. owns 88% of Oxford and Harry W. Oldfield owns 12% of Oxford.

     The names, addresses and principal occupations of the principal executive officers and directors of Oxford Capital are set forth below:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name:                           Title:                       Address:                     Principal Occupation:
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
John G. Danz, Jr.               President, Chief             606 Baltimore Avenue,        Asset Management
                                Investment Officer,          Suite 300
                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Harry W. Oldfield               Vice President and Director  606 Baltimore Avenue,        Asset Management
                                                             Suite 300
------------------------------- ---------------------------- ---------------------------- ----------------------------

Evaluation By The Board Of Trustees.

     The Board has determined that the engagement of Oxford Capital to manage the Fund's portfolio is in the best interests of the Fund and its shareholders. The Board believes that the proposed sub-advisory agreement will enable the Trust to continue to obtain management services of high quality at costs which it deems appropriate and reasonable, and that approval of the sub-advisory agreement and the new management agreement is in the best interests of the Trust and the shareholders of the Fund.

     At a meeting of the Board of Trustees held on December 4, 2001, the Board, including the Independent Trustees, evaluated the impact of the sub-advisory agreement and the new management agreement on the Fund. In evaluating the impact of the sub-advisory agreement and the new management agreement, the Board of Trustees, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Aegis and Oxford Capital, including financial and performance information, and discussed the proposed new agreements. The Independent Trustees met separately with legal counsel.

     Based on its review, the Board of Trustees believes that approval of the proposed sub-advisory agreement is in the best interests of the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the sub-advisory agreement and of the new management agreement. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of Oxford Capital's investment personnel and (ii) the nature and quality of operations and services that Oxford Capital is expected to provide the Fund.

     The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to (i) the performance of the Fund since commencement of its operations, (ii) the investment objective and policies of the Fund and (iii) the financial condition of Aegis and of Oxford Capital.

     The Board viewed as particularly significant the fact that there would be no new fees and no increase in fees payable by the Trust or the Fund as a result of the proposed sub-advisory arrangements.

     As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the sub-advisory agreement and the new management agreement are in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously approved the sub-advisory agreement and the new management agreement and voted to recommend them to shareholders for approval. In the event that the proposed sub-advisory agreement and the proposed management agreement are not approved, services will continue to be provided to the Fund by Aegis under the current agreement.

     The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The Proposed Sub-Advisory Agreement And The Proposed Management Agreement.

                              OPERATION OF THE FUND

     The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Aegis Asset Management, Inc., 230 Westcott, Suite 2, Houston, Texas, 77007 as its investment adviser. The Fund retains Unified Fund Services, Inc. to manage the Fund's business affairs and provide the Fund with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Fund's shares.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed sub-advisory agreement and the proposed new management agreement, and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

     The Board of Trustees fixed the close of business on February 4, 2002 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 1,126,213.614 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one
(1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

     An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed sub-advisory agreement and the proposed new management agreement. As defined in the Investment Company Act of 1940, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed sub-advisory agreement and of the proposed new management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information, as of February 4, 2002, with respect to the number of shares of the Fund beneficially owned by (i) each Trustee and named executive officers of the Trust and (ii) all Trustees and named executive officers of the Trust as a group.

                                        Amount                          Percent
         Name                       Beneficially Owned                  of Class
         ----                       ------------------                  --------
         Kenneth D. Trumpfheller          None                              *
         Robert A. Chopyak                None                              *
         Steve L. Cobb                    None                              *
         Gary E. Hippenstiel              None                              *

*        Less than 1% of the Fund.

     As of February 4, 2002, all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of February 4, 2002, there were 1,080,968.265 shares of the Institutional class of the Fund outstanding, which represents 95.98% of the Fund. All of these Institutional shares are owned by advisory clients of Aegis. Aegis shares with its clients the power to vote the Institutional shares and investment discretion with respect to the Institutional shares. As a result, Aegis may be deemed to beneficially own all of the Institutional shares and may be deemed to control the Fund. Aegis intends to vote all of the Institutional shares in favor of the proposed sub-advisory agreement and the proposed new management agreement. As of February 4, 2002, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.


                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, Ameriprime Funds, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Aegis. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Aegis will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Aegis and Oxford Capital may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (800) 998-6658, or write the Trust at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.


                                               BY ORDER OF THE BOARD OF TRUSTEES

                                                                 /S/

                                                         Kenneth D. Trumpfheller
                                                         Secretary

Dated:  February 20, 2002


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                                                                      EXHIBIT A


                                AMERIPRIME FUNDS
                         PROPOSED SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated as of _______, 2002, between Aegis Asset Management, a Texas corporation (the "Adviser"), and Oxford Capital Management, Inc. (the "Sub-Adviser").

         WHEREAS, the Adviser acts as an investment Adviser to AmeriPrime Funds, an Ohio business trust (the "Trust"), pursuant to a Management Agreement, dated as of _______, 2002 (the "Management Agreement");

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Westcott Technology Fund (the "Fund"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Section 1. Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Section 2. Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

     (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Fund, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and the Fund's Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may request; and

     (f) The Sub-Adviser shall provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

Section 3. Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Fund and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

Section 4. Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a?2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a?1 under the 1940 Act.

Section 5. Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested person" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

Section 6. Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at the annual rate of 0.50% of the Fund's average daily net assets. This fee for each month will be paid to the Sub-Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of the Fund shall be calculated in the manner specified in the Fund's Prospectus.

Section 7. Use of Name. The Adviser and Sub-Adviser acknowledge that all rights to the name "Westcott" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the Adviser, the Trust's right to the use of the name "Westcott" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety
(90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Westcott" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

Section 8. Liability of the Sub-Adviser. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Section 9. Duration and Termination. The term of this Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Adviser or the Trust with respect to the Fund at any time, without the payment of any penalty, by the Adviser with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, in any such case on 30 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Section 10. Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

Section 11. Notices. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at ________________ and to the Adviser at 230 Westcott, Suite 1, Houston, Texas 77007, or at such other address or to such other individual as shall be specified by the party to be given notice.

Section 12. Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Section 13. Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Section 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 15. Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Section  16.  Captions.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Section 17. Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing sufficiently in advance of any change of control, as defined in
Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Section 18. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the date and year first above written.

Aegis Asset Management, Inc.              Oxford Capital Management, Inc.


By __________________________________     By___________________________________

Name_________________________________     Name_________________________________

Title________________________________     Title________________________________

                                                                    EXHIBIT B

                          PROPOSED MANAGEMENT AGREEMENT

TO:            Aegis Asset Management, Inc.
               230 Westcott, Suite 1
               Houston, Texas   77007

Dear Sirs:

     AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the Westcott Technology Fund (the "Fund").

     You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

     You will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You may delegate any or all of the responsibilities, rights or duties described above to one or more advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

     You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund. You may delegate any or all of the responsibilities, rights or duties described in this paragraph 1 to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

2.       ALLOCATION OF CHARGES AND EXPENSES

     You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act, as amended); and all other operating expenses not specifically assumed by the Fund.

     The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.       COMPENSATION OF THE ADVISER

     For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.70% of the average value of its daily net assets.

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.       EXECUTION OF PURCHASE AND SALE ORDERS

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.       LIMITATION OF LIABILITY OF ADVISER

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or
(ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

     This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

7.       USE OF NAME

     The Trust and you acknowledge that all rights to the name "Westcott" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Westcott" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Westcott" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.       AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

     The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

10.      SEVERABILITY

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.      QUESTIONS OF INTERPRETATION

     (a)  This Agreement shall be governed by the laws of the State of Ohio.

     (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

     (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.      NOTICES

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Southlake, Texas 76092 and your address for this purpose shall be 230 Westcott, Suite 1, Houston, Texas 77007.

13.      COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.      BINDING EFFECT

     Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.      CAPTIONS

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                           Yours very truly,

                                           AmeriPrime Funds



                                           By:__________________________________

                                           Print Name:__________________________

                                           Title:_______________________________





                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.
                                           Aegis Asset Management, Inc.



                                           By:__________________________________

                                           Print Name:__________________________

                                           Title:_______________________________

                                      PROXY

                            WESTCOTT TECHNOLOGY FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 March 15, 2002

     The undersigned shareholder of the Westcott Technology Fund (the "Fund"), a series of Ameriprime Funds (the "Trust"), hereby nominates, constitutes and appoints Robert A. Chopyak and Kenneth D. Trumpfheller, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1725 E. Southlake Blvd, Suite 200, Southlake, TX 76092, on March 15, 2002 at 10:00 a.m., eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Approval of (a) a Sub-Advisory  Agreement between Aegis Asset  Management,  Inc.
and Oxford Capital Management, Inc. and (b) a new Management Agreement between the Trust, on behalf of the Fund, and Aegis Asset Management, Inc.

 |_| FOR                      |_| AGAINST                       |_| ABSTAIN

     The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.


                            Dated:          , 2002
---------------------------         --------
Number of Shares                                     (Please print your name)


                                                     (Signature of Shareholder)


                                                     (Please print your name)


                                                     (Signature of Shareholder)
                                                     (Please date this proxy and
                                                     sign your name as it
                                                     appears on the label.
                                                     Executors, administrators,
                                                     trustees, etc. should give
                                                     their full titles. All
                                                     joint owners should sign.

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.